Exhibit 4.1

ASTRAZENECA PLC

OFFICERS’ CERTIFICATE

In connection with the issuance of the 2.375% Notes due 2022 (the “2022 Notes”), the 3.125% Notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Fixed Rate Notes”) and the Floating Rate Notes due 2022 (the “Floating Rate Notes” and, collectively with the Fixed Rate Notes, the “Notes” or the “Securities”) of AstraZeneca PLC (the “Issuer”) pursuant to the Indenture, dated as of April 1, 2004 (the “Indenture”), between the Issuer and The Bank of New York Mellon as successor Trustee (section references herein being to the Indenture), and pursuant to the authorization of the Board of Directors of the Issuer at its meeting held on April 26, 2017, the undersigned hereby confirms that, to the extent not otherwise provided for in the Indenture, the following forms, terms and conditions of the Notes were established as required pursuant to Section 2.01 and Section 2.08 of the Indenture:

Title of Notes	2.375% Notes due 2022 3.125% Notes due 2027 Floating Rate Notes due 2022

Initial Aggregate Principal Amount of Notes	2022 Notes: US$1,000,000,000 2027 Notes: US$750,000,000 Floating Rate Notes: US$250,000,000

Price to Public	2022 Notes: 99.682% of the Principal Amount per 2022 Note, plus accrued interest, if any, from June 12, 2017

2027 Notes: 99.490% of the Principal Amount per 2027 Note, plus accrued interest, if any, from June 12, 2017

Floating Rate Notes: 100.000% of the Principal Amount per Floating Rate Note, plus accrued interest, if any, from June 12, 2017

Issue Date	2022 Notes: June 12, 2017 2027 Notes: June 12, 2017 Floating Rate Notes: June 12, 2017

Form of Notes	The Notes will be issued in the form of global notes that will be deposited with The Depositary Trust Company, New York, New York (“DTC”) on the closing date. Five global notes will be issued to DTC, which will be executed and delivered in substantially the form of Notes set forth in Exhibits A, B and C hereto. In certain circumstances described in the Indenture, Notes may be issued in definitive form.

Maturity	2022 Notes: June 12, 2022 2027 Notes: June 12, 2027 Floating Rate Notes: June 10, 2022

Interest Rate for Fixed Rate Notes	2022 Notes: 2.375% per annum, accruing from June 12, 2017

2027 Notes: 3.125% per annum, accruing from June 12, 2017

Interest Periods for Fixed Rate Notes	The first interest period for the Fixed Rate Notes will be the period from and including the original issue date to but excluding the first Fixed Rate Interest Payment Date (as defined below). Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment

Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity date.

Interest Rate for Floating Rate Notes

The interest rate for the Floating Rate Notes for the first interest period will be LIBOR (as defined below) as determined on June 8, 2017 plus the Spread (as defined below). Thereafter, the interest rate for any Floating Rate Interest Period (as defined below) will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread.

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of US dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in US dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the calculation agent, after consultation with the Issuer, for a term of three months and in a principal amount equal to an amount that in the judgment of the calculation agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the calculation agent, after consultation with the Issuer, for loans in US dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing LIBOR rate will remain in effect for such Floating Rate Interest Period.

“Spread” means 62 basis points.

Interest Determination Dates for	Interest on the Floating Rate Notes will be determined two London

Floating Rate Notes	business days prior to each Interest Reset Date. LIBOR for the first Floating Rate Interest Period was determined on June 8, 2017.

Interest Reset Dates for Floating Rate Notes	Interest on the Floating Rate Notes will have Interest Reset Dates of March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017.

Interest Periods for Floating Rate Notes	The first interest period for the Floating Rate Notes will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date. Thereafter, the interest periods for the Floating Rate Notes will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each a “Floating Rate Interest Period”). However, the final Floating Rate Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date.

Interest Payment Dates	Fixed Rate Notes. Interest on the Fixed Rate Notes shall be payable semi-annually in arrears on June 12 and December 12, commencing December 12, 2017 (each, a “ Fixed Rate Interest Payment Date”).

Notwithstanding the above, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day (as defined below), the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless the issuer fails to make payment on such date.

Floating Rate Notes. Interest on the Floating Rate Notes will be paid quarterly in arrears on March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017 (each, a “Floating Rate Interest Payment Date”).

Notwithstanding the above, if a Floating Rate Interest Payment Date would fall on a day that is not a business day, the Floating Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Interest Payment Date will be the immediately preceding business day. In each such case, except for the Floating Rate Interest Payment Date falling on the maturity date, the Floating Rate Interest Periods and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.

Regular Record Dates	Interest shall be paid to the holder in whose name the Notes are registered at the close of business on the 15th calendar day preceding each Fixed Rate Interest Payment Date or Floating Rate Interest Payment Date, as the case may be, whether or not such day is a business day.

Business day	Any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

London business day	A day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Place of Payment, Registration of Transfer and Exchange, Paying Agent, Calculation Agent	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Trustee	The Bank of New York Mellon

Notice and Demands to Issuer	1 Francis Crick Avenue Cambridge Biomedical Campus Cambridge CB2 0AA England, United Kingdom Attn: The Company Secretary

Redemption Provisions:

Optional Tax Redemption for any series of Notes	Optional, in whole but not in part, at the option of the Issuer, at any time in accordance with the terms set forth in the relevant form of Notes set forth in Exhibits A, B and C hereto. The Issuer may not otherwise redeem the Floating Rate Notes prior to maturity.

Optional Redemption for any series of Fixed Rate Notes	Optional, in whole or in part, from time to time as follows: (i) prior to the Par Call Date (as set forth below), at a redemption price equal to the greater of (A) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Make Whole Spread (as set forth below) and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus, in each case, accrued interest thereon to but excluding the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Notes (assuming for this purpose that such series of Fixed Rate Notes matured on the applicable Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Make-Whole Spread” means, with respect to, (i) the 2022 Notes, 10 basis points and (ii) the 2027 Notes, 15 basis points.

“Par Call Date” means, with respect to, (i) the 2022 Notes, May 12, 2022 and (ii) the 2027 Notes, March 12, 2027.

Redemption Notices	Notice of any redemption will be given to DTC at least 30 days but not more than 60 days prior to the redemption date to the Holders. Unless the Issuer defaults in payment of the Redemption Price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Defeasance and Discharge of the Notes (Section 9.03)	Applicable.

Sinking Fund	None.

Additional Amounts	Pursuant to the relevant form of Notes set forth in Exhibits A, B and C hereto, the Issuer may, subject to certain exceptions, be obligated to pay additional amounts.

Other Terms of the Notes	The other terms of the Notes shall be substantially as set forth in the Indenture, the relevant form of Notes attached hereto as Exhibits A, B and C, the Prospectus dated November 22, 2016 (the “Prospectus”) relating to the Notes and the Prospectus Supplement dated June 5, 2017 to the Prospectus.

Each of the undersigned hereby certifies that:

1.       He has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Securities and the definitions in the Indenture relating thereto.

2.       He has examined the resolutions of the Board of Directors of the Issuer adopted prior to the date hereof relating to the authorization, issuance, authentication and delivery of the Securities, such other corporate records of the Issuer, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3.       In his opinion, such examination is sufficient to enable him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

4.       He is of the opinion that the covenants and conditions referred to above have been complied with.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name.

Dated: June 12, 2017

/s/ Marc Dunoyer
Name:	Marc Dunoyer
Title:	Director

/s/ Adrian Kemp
Name:	Adrian Kemp
Title:	Company Secretary

Exhibit A

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

2.375% Notes due 2022

No. 001	$500,000,000

CUSIP No. 046353 AQ1 ISIN No. US046353AQ14

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on June 12, 2022 and to pay interest thereon from June 12, 2017 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 12 and December 12 in each year, commencing December 12, 2017 (each, an “Interest Payment Date”), at the rate of 2.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:                                    , 2017

ASTRAZENECA PLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                    , 2017

THE BANK OF NEW YORK MELLON

As Trustee

By:
Name:
Title:

[Signature Page – Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 30 nor more than 60 days’ notice, as follows: (i) prior to May 12, 2022, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, and (ii) on or after May 12, 2022, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on May 12, 2022).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Securities may be redeemed at the option of the Issuer, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest thereon to but excluding the date fixed for redemption if (a) as a result of a change in or any amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction in which the Issuer is resident for tax purposes (or of any political subdivision or taxing authority thereof or therein) (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, amendment application, interpretation or execution becomes effective on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer would be required to pay Additional Amounts, as described below or (b) the Issuer has been advised by its independent legal adviser that, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision thereof (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision thereof) (whether or not such action was taken or brought with respect to the Issuer), which action is taken or brought on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer will be required to pay Additional Amounts, as described below, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuer. Prior to any redemption of such a series of Securities, the Issuer shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Issuer to redeem such Securities pursuant to this paragraph have occurred. Such Opinion of Counsel shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date for payment of principal or interest.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, levies, duties, assessments, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) shall at any time be required from any amounts to be paid by the Issuer under the Securities, the Issuer (subject to compliance by the Holder of such Securities with any administrative requirements) will pay to the Holder of this Security, such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

(1)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of this Security (or certain related parties) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein or otherwise having or having had some connection with the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein other than the holding, or the collection of principal, premium, if any, or interest, if any, on, or the enforcement of, this Security;

(2)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than thirty days after the date on which such payment became due or was provided for;

(3)               any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(4)               any present or future tax, levy, impost or other governmental charge which is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(5)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning their nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(6)               the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(7)             any present or future tax, levy, impost or other governmental charge imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the additional amounts or would not have been subject to such tax, levy, impost or charge, had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(8)               any combination of items referred to in (1) through (7) above.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

2.375% Notes due 2022

No. 002	$500,000,000

CUSIP No. 046353 AQ1 ISIN No. US046353AQ14

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on June 12, 2022 and to pay interest thereon from June 12, 2017 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 12 and December 12 in each year, commencing December 12, 2017 (each, an “Interest Payment Date”), at the rate of 2.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:                                    , 2017

ASTRAZENECA PLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                    , 2017

THE BANK OF NEW YORK MELLON

As Trustee

By:

[Signature Page – Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 30 nor more than 60 days’ notice, as follows: (i) prior to May 12, 2022, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, and (ii) on or after May 12, 2022, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on May 12, 2022).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Securities may be redeemed at the option of the Issuer, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest thereon to but excluding the date fixed for redemption if (a) as a result of a change in or any amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction in which the Issuer is resident for tax purposes (or of any political subdivision or taxing authority thereof or therein) (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, amendment application, interpretation or execution becomes effective on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer would be required to pay Additional Amounts, as described below or (b) the Issuer has been advised by its independent legal adviser that, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision thereof (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision thereof) (whether or not such action was taken or brought with respect to the Issuer), which action is taken or brought on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer will be required to pay Additional Amounts, as described below, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuer. Prior to any redemption of such a series of Securities, the Issuer shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Issuer to redeem such Securities pursuant to this paragraph have occurred. Such Opinion of Counsel shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date for payment of principal or interest.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, levies, duties, assessments, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) shall at any time be required from any amounts to be paid by the Issuer under the Securities, the Issuer (subject to compliance by the Holder of such Securities with any administrative requirements) will pay to the Holder of this Security, such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

(1)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of this Security (or certain related parties) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein or otherwise having or having had some connection with the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein other than the holding, or the collection of principal, premium, if any, or interest, if any, on, or the enforcement of, this Security;

(2)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than thirty days after the date on which such payment became due or was provided for;

(3)               any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(4)               any present or future tax, levy, impost or other governmental charge which is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(5)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning their nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(6)               the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(7)             any present or future tax, levy, impost or other governmental charge imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the additional amounts or would not have been subject to such tax, levy, impost or charge, had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(8)               any combination of items referred to in (1) through (7) above.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit B

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.125% Notes due 2027

No. 001	$500,000,000

CUSIP No. 046353 AN8 ISIN No. US046353AN82

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on June 12, 2027 and to pay interest thereon from June 12, 2017 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 12 and December 12 in each year, commencing December 12, 2017 (each, an “Interest Payment Date”), at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:                                    , 2017

ASTRAZENECA PLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                    , 2017

THE BANK OF NEW YORK MELLON

As Trustee

By:

[Signature Page – Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 30 nor more than 60 days’ notice, as follows: (i) prior to March 12, 2027, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after March 12, 2027, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on March 12, 2027).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Securities may be redeemed at the option of the Issuer, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest thereon to but excluding the date fixed for redemption if (a) as a result of a change in or any amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction in which the Issuer is resident for tax purposes (or of any political subdivision or taxing authority thereof or therein) (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, amendment application, interpretation or execution becomes effective on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer would be required to pay Additional Amounts, as described below or (b) the Issuer has been advised by its independent legal adviser that, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision thereof (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision thereof) (whether or not such action was taken or brought with respect to the Issuer), which action is taken or brought on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer will be required to pay Additional Amounts, as described below, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuer. Prior to any redemption of such a series of Securities, the Issuer shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Issuer to redeem such Securities pursuant to this paragraph have occurred. Such Opinion of Counsel shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date for payment of principal or interest.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, levies, duties, assessments, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) shall at any time be required from any amounts to be paid by the Issuer under the Securities, the Issuer (subject to compliance by the Holder of such Securities with any administrative requirements) will pay to the Holder of this Security, such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

(1)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of this Security (or certain related parties) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein or otherwise having or having had some connection with the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein other than the holding, or the collection of principal, premium, if any, or interest, if any, on, or the enforcement of, this Security;

(2)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than thirty days after the date on which such payment became due or was provided for;

(3)               any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(4)               any present or future tax, levy, impost or other governmental charge which is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(5)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning their nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(6)               the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(7)             any present or future tax, levy, impost or other governmental charge imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the additional amounts or would not have been subject to such tax, levy, impost or charge, had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(8)               any combination of items referred to in (1) through (7) above.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.125% Notes due 2027

No. 002	$250,000,000

CUSIP No. 046353 AN8 ISIN No. US046353AN82

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred and Fifty Million Dollars on June 12, 2027 and to pay interest thereon from June 12, 2017 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 12 and December 12 in each year, commencing December 12, 2017 (each, an “Interest Payment Date”), at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:                                    , 2017

ASTRAZENECA PLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                    , 2017

THE BANK OF NEW YORK MELLON

As Trustee

By:

[Signature Page – Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 30 nor more than 60 days’ notice, as follows: (i) prior to March 12, 2027, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after March 12, 2027, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on March 12, 2027).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Securities may be redeemed at the option of the Issuer, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest thereon to but excluding the date fixed for redemption if (a) as a result of a change in or any amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction in which the Issuer is resident for tax purposes (or of any political subdivision or taxing authority thereof or therein) (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, amendment application, interpretation or execution becomes effective on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer would be required to pay Additional Amounts, as described below or (b) the Issuer has been advised by its independent legal adviser that, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision thereof (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision thereof) (whether or not such action was taken or brought with respect to the Issuer), which action is taken or brought on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer will be required to pay Additional Amounts, as described below, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuer. Prior to any redemption of such a series of Securities, the Issuer shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Issuer to redeem such Securities pursuant to this paragraph have occurred. Such Opinion of Counsel shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date for payment of principal or interest.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, levies, duties, assessments, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) shall at any time be required from any amounts to be paid by the Issuer under the Securities, the Issuer (subject to compliance by the Holder of such Securities with any administrative requirements) will pay to the Holder of this Security, such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

(1)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of this Security (or certain related parties) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein or otherwise having or having had some connection with the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein other than the holding, or the collection of principal, premium, if any, or interest, if any, on, or the enforcement of, this Security;

(2)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than thirty days after the date on which such payment became due or was provided for;

(3)               any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(4)               any present or future tax, levy, impost or other governmental charge which is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(5)               any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning their nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(6)               the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(7)             any present or future tax, levy, impost or other governmental charge imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the additional amounts or would not have been subject to such tax, levy, impost or charge, had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(8)               any combination of items referred to in (1) through (7) above.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit C

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

Floating Rate Notes due 2022

No. 001	$250,000,000

CUSIP No. 046353 AP3 ISIN No. US046353AP31

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred and Fifty Million Dollars on June 10, 2022 and to pay interest thereon from June 12, 2017 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly in arrears on March 10, June 10, September 10 and December 10 in each year, commencing September 10, 2017 (each, an “Interest Payment Date”), at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:                                    , 2017

ASTRAZENECA PLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                    , 2017

THE BANK OF NEW YORK MELLON

As Trustee

By:

[Signature Page – Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 250,000,000.

Interest on the Securities is payable quarterly on March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017. However, if an Interest Payment Date would fall on a day that is not a Business Day, the Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that if the Business Day falls in the next succeeding calendar month, the applicable Interest Payment Date will be the immediately preceding Business Day. In each such case, except for the Interest Payment Date falling on the maturity date, the Interest Periods (as defined below) and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Securities.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

A “London Business Day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

The interest rate for the Securities for the first Interest Period (as defined below) will be LIBOR (as defined below) as determined on June 8, 2017 plus the Spread. Thereafter, the interest rate for each Interest Period other than the first Interest Period will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread, in each case calculated on the basis of a 360-day year and the actual number of days elapsed. The Spread is 62 basis points.

The interest rate will be reset on March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017 (each, an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that if the Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

The first interest period will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date.

Thereafter, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each an “Interest Period”). However, the final Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date.

The Bank of New York Mellon, or its successor appointed by the Issuer, will act as calculation agent (the “Calculation Agent”). The Calculation Agent in respect of this Security, will determine LIBOR (as defined below) for each Interest Period on the second London Business Day prior to the first day of such Interest Period (an “Interest Determination Date”). LIBOR for the first Interest Period is as determined on June 8, 2017.

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of US dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in U.S. dollars are offered to prime banks in the London inter- bank market by four major banks in such market selected by the Calculation Agent, after consultation with the Issuer, for a term of three months and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00

a.m.   in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the Calculation Agent, after consultation with the Issuer, for loans in U.S. dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing LIBOR rate will remain in effect for such Interest Period.

The interest rate on the Securities will in no event be higher than the maximum rate permitted by law.

The Securities may be redeemed at the option of the Issuer, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest thereon to but excluding the date fixed for redemption if (a) as a result of a change in or any amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction in which the Issuer is resident for tax purposes (or of any political subdivision or taxing authority thereof or therein) (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, amendment application, interpretation or execution becomes effective on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer would be required to pay Additional Amounts, as described below or (b) the Issuer has been advised by its independent legal adviser that, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision thereof (or in the case of a successor Person to the Issuer of the jurisdiction in which such successor Person is organized or any political subdivision thereof) (whether or not such action was taken or brought with respect to the Issuer), which action is taken or brought on or after June 5, 2017 (or, in the case of a successor Person to the Issuer, the date on which such successor Person became such pursuant to the applicable provision of the Indenture), the Issuer will be required to pay Additional Amounts, as described below, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuer. Prior to any redemption of such a series of Securities, the Issuer shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Issuer to redeem such Securities pursuant to this paragraph have occurred. Such Opinion of Counsel shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date for payment of principal or interest.

Subject to the immediately preceding paragraph, the Securities are not subject to redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, levies, duties, assessments, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) shall at any time be required from any amounts to be paid by the Issuer under the Securities, the Issuer (subject to compliance by the Holder of such Securities with any administrative requirements) will pay to the Holder of this Security, such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

(1)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of this Security (or certain related parties) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein or otherwise having or having had some connection with the jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein other than the holding, or the collection of principal, premium, if any, or interest, if any, on, or the enforcement of, this Security;

(2)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than thirty days after the date on which such payment became due or was provided for;

(3)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(4)            any present or future tax, levy, impost or other governmental charge which is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(5)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning their nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(6)            the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(7)           any present or future tax, levy, impost or other governmental charge imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the additional amounts or would not have been subject to such tax, levy, impost or charge, had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(8)               any combination of items referred to in (1) through (7) above.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee